UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2011

VERA BRADLEY, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-34918	27-2935063
(Commission File Number)	(IRS Employer Identification No.)

2208 Production Road, Fort Wayne, Indiana	46808
(Address of Principal Executive Offices)	(Zip Code)

(877) 708-8372

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Items 7.01 and 9.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

Vera Bradley, Inc. previously announced that the Company will be presenting at the 13th Annual ICR XChange Conference at the St. Regis Monarch Beach Resort & Spa in Dana Point, California, on Wednesday, January 12, 2011, at 1:40 p.m. Pacific Standard Time. The audio portion of the presentation will be webcast live at www.verabradley.com, in the investor relations section. An archived replay will be available two hours after the conclusion of the live presentation and will remain on the Company’s website until January 26, 2011. Copies of the slides containing financial and operating information to be used as part of the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The Company may also use these slides at future conferences.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slide Presentation for 13th Annual ICR XChange Conference to be held on January 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: January 12, 2011	/S/ JEFFREY A. BLADE
Jeffrey A. Blade Executive Vice President – Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for 13th Annual ICR XChange Conference to be held on January 12, 2011